Exhibit 99.1

THE MORTGAGE POOL

Unless otherwise noted, all statistical percentages or weighted averages set forth are measured as a percentage of the aggregate principal balance of the Mortgage Loans in the related Loan Group or in the aggregate as of the Cut-off Date (the “ Cut-off Date Principal Balance”). The “ Principal Balance” of a Mortgage Loan as of any date is equal to the principal balance of such Mortgage Loan at its origination, less the sum of scheduled and unscheduled payments in respect of principal made on such Mortgage Loan, whether received or advanced. The “ Pool Balance” as of any date is equal to the aggregate of the Principal Balances of the Mortgage Loans in both Loan Groups.

The Mortgage Loans consist of approximately 10,047 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,905,672,833. The Group I Mortgage Loans consist of approximately 7,431 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,209,311,169. The Group II Mortgage Loans consist of approximately 2,616 Mortgage Loans with a Cut-off Date Principal Balance of approximately $696,361,714.

All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a “Mortgage”). The Mortgages create first liens or second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a “Mortgaged Property”). Approximately 95.79% of the Group I Mortgage Loans, approximately 95.71% of the Group II Mortgage Loans and approximately 95.76% of the Mortgage Loans are secured by first liens on the related mortgaged properties and approximately 4.21% of the Group I Mortgage Loans, approximately 4.29% of the Group II Mortgage Loans and approximately 4.24% of the Mortgage Loans are secured by second liens on the related mortgaged properties.

Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a “Mortgage Rate”). Approximately 84.53% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the “Adjustable-Rate Group I Mortgage Loans”) and approximately 15.47% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the “ Fixed-Rate Group I Mortgage Loans”). Approximately 89.39% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the “ Adjustable-Rate Group II Mortgage Loans”) and approximately 10.61% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the “ Fixed-Rate Group II Mortgage Loans”). Approximately 86.30% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the “ Adjustable-Rate Mortgage Loans”) and approximately 13.70% of the Mortgage Loans are fixed-rate Mortgage Loans (the “ Fixed-Rate Mortgage Loans”).

Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following a period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an “ Adjustment Date”); provided, that (i) the first adjustment of the rates for approximately 95.35% of the Adjustable-Rate Group I Mortgage Loans and approximately 94.63% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 95.08% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 3.47% of the Adjustable-Rate Group I Mortgage Loans and approximately 4.51% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 3.86% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 1.18% of the Adjustable-Rate Group I Mortgage Loans and approximately 0.85% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 1.06% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a “Delayed First Adjustment Mortgage Loan”). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the “ Gross Margin”). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the “Initial Periodic Rate Cap”) and will not increase or decrease by more than a stated percentage (1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the “Periodic Rate Cap”). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.500% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.500% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.500% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the “ Maximum Mortgage Rate”) or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the “ Minimum Mortgage Rate”). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

Approximately 11.01% of the Group I Mortgage Loans, approximately 36.65% of the Group II Mortgage Loans and approximately 20.38% of the Mortgage Loans (the “Interest Only Mortgage Loans”) provide that for a period of 24 to 60 months after origination, the required monthly payments are limited to accrued interest (each, an “ Interest Only Period”). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

Approximately 79.24% of the Group I Mortgage Loans, approximately 86.92% of the Group II Mortgage Loans and approximately 82.05% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately all of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months’ interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 6 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

Mortgage Loan Statistics for all Mortgage Loans

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

Approximately 38.01% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 81.30%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Mortgage Loans, all of the Mortgage Loans have a scheduled payment due each month (the “ Due Date”) on the first day of the month.

The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to August 2004 or after May 2005, or has a remaining term to maturity of less than 56 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is April 2035.

The average Principal Balance of the Mortgage Loans at origination was approximately $189,965. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $189,676. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,000,000 or less than approximately $4,144.01.

As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.990% per annum and not more than 14.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.178% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 5.940% per annum to 6.990% per annum, Minimum Mortgage Rates ranging from 4.990% per annum to 12.250% per annum and Maximum Mortgage Rates ranging from 11.990% per annum to 19.250% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.927% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.054% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.052% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in March 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4,144-25,000	635	$8,226,184.74	0.43%
25,001-50,000	709	25,830,518.87	1.36
50,001-75,000	675	42,146,404.13	2.21
75,001-100,000	751	66,025,522.36	3.46
100,001-125,000	1,035	116,438,364.94	6.11
125,001-150,000	873	119,783,591.54	6.29
150,001-175,000	809	131,227,061.05	6.89
175,001-200,000	776	145,974,386.80	7.66
200,001-225,000	587	125,397,760.19	6.58
225,001-250,000	510	121,131,845.33	6.36
250,001-275,000	382	99,850,381.77	5.24
275,001-300,000	371	106,861,807.49	5.61
300,001-350,000	668	216,354,844.49	11.35
350,001-400,000	473	177,063,955.43	9.29
400,001-450,000	299	127,077,618.73	6.67
450,001-500,000	198	94,333,155.39	4.95
500,001-600,000	167	91,824,981.17	4.82
600,001-700,000	75	48,025,479.73	2.52
700,001-800,000	39	28,967,190.76	1.52
800,001-900,000	12	10,165,725.98	0.53
900,001-1,000,000	3	2,966,102.05	0.16
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $189,676.

Credit Scores for the Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	1	$235,830.91	0.01%
476-500	12	2,562,327.71	0.13
501-525	664	128,448,744.15	6.74
526-550	689	136,476,899.38	7.16
551-575	1,067	188,682,136.20	9.90
576-600	1,627	264,175,598.48	13.86
601-625	1,627	301,870,061.75	15.84
626-650	1,648	322,074,198.56	16.90
651-675	1,217	253,466,490.30	13.30
676-700	707	140,526,056.35	7.37
701-725	386	76,502,683.19	4.01
726-750	242	54,158,916.16	2.84
751-775	117	26,964,552.30	1.41
776-800	29	6,791,555.43	0.36
801-813	14	2,736,832.07	0.14
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)The weighted average credit score of the Mortgage Loans that had credit scores was approximately 619.

Original Terms to Maturity of the Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
60	35	$309,124.66	0.02%
120	346	3,813,971.28	0.20
180	180	7,465,384.70	0.39
240	230	9,132,504.28	0.48
300	2	337,170.46	0.02
360	9,254	1,884,614,727.56	98.89
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)The weighted average original term to maturity of the Mortgage Loans was approximately 358 months.

Remaining Terms to Maturity of the Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
56-60	35	$309,124.66	0.02%
109-120	346	3,813,971.28	0.20
169-180	180	7,465,384.70	0.39
229-240	230	9,132,504.28	0.48
289-300	2	337,170.46	0.02
349-354	46	8,049,648.71	0.42
355-355	67	13,269,640.50	0.70
356-356	719	130,743,207.53	6.86
357-357	849	191,077,980.74	10.03
358-358	7,505	1,524,928,953.41	80.02
359-359	68	16,545,296.67	0.87
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Mortgage Loans was approximately 356 months.

Property Types of the Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	8,347	$1,551,665,218.28	81.42%
Two-Four Family	1,015	241,610,152.52	12.68
Condominium	685	112,397,512.14	5.90
Total	10,047	$1,905,672,882.94	100.00%

___________________

Occupancy Status of the Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	9,114	$1,753,194,596.89	92.00%
Non-owner	850	134,066,568.11	7.04
Second Home	83	18,411,717.94	0.97
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	4,445	$972,694,377.91	51.04%
Purchase	5,367	878,357,640.44	46.09
Home Improvement	142	35,278,588.98	1.85
Rate/Term Refinance	93	19,342,275.61	1.01
Total	10,047	$1,905,672,882.94	100.00%

Combined Original Loan-to-Value Ratios of the Mortgage Loans(1)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than 50.00	190	$30,336,789.57	1.59%
50.01-55.00	117	20,949,901.21	1.10
55.01-60.00	143	28,189,547.47	1.48
60.01-65.00	289	61,143,485.86	3.21
65.01-70.00	421	92,397,916.13	4.85
70.01-75.00	518	115,655,367.91	6.07
75.01-80.00	3,548	832,630,921.66	43.69
80.01-85.00	672	153,498,278.35	8.05
85.01-90.00	1,912	402,575,403.28	21.13
90.01-95.00	586	49,134,925.22	2.58
95.01-100.00	1,651	119,160,346.28	6.25
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)       The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 81.30%.

Geographic Distribution of the Mortgaged Properties related to the Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alaska	1	$119,875.08	0.01%
Arizona	201	29,052,648.05	1.52
Arkansas	9	1,229,403.14	0.06
California	2,235	586,516,690.28	30.78
Colorado	240	35,160,717.10	1.85
Connecticut	207	35,009,880.99	1.84
Delaware	34	4,572,718.03	0.24
District of Columbia	10	2,929,476.34	0.15
Florida	1,179	178,290,444.11	9.36
Georgia	518	61,353,847.24	3.22
Hawaii	101	24,035,063.45	1.26
Idaho	50	3,852,301.01	0.20
Illinois	636	100,204,654.31	5.26
Indiana	69	6,969,118.09	0.37
Iowa	6	565,125.34	0.03
Kansas	26	2,356,811.22	0.12
Kentucky	17	1,822,415.63	0.10
Maine	15	1,662,188.75	0.09
Maryland	492	92,726,618.38	4.87
Massachusetts	342	75,963,232.72	3.99
Michigan	214	23,710,396.58	1.24
Minnesota	187	29,488,003.75	1.55
Missouri	86	7,830,977.98	0.41
Montana	1	104,079.99	0.01
Nebraska	4	476,753.96	0.03
Nevada	175	35,072,583.03	1.84
New Hampshire	42	6,879,294.04	0.36
New Jersey	600	133,006,500.70	6.98
New Mexico	26	3,791,268.15	0.20
New York	781	211,528,555.64	11.10
North Carolina	178	18,783,015.83	0.99
Ohio	124	11,576,597.15	0.61
Oklahoma	9	1,065,232.17	0.06
Oregon	59	8,398,066.84	0.44
Pennsylvania	122	15,664,896.37	0.82
Rhode Island	47	8,190,141.97	0.43
South Carolina	45	3,717,860.72	0.20
Tennessee	66	6,170,085.68	0.32
Texas	220	22,987,890.45	1.21
Utah	66	8,594,102.08	0.45
Vermont	5	827,658.90	0.04
Virginia	324	63,676,344.57	3.34
Washington	183	29,602,135.85	1.55
West Virginia	9	987,261.43	0.05

Wisconsin	85	9,051,100.98	0.47
Wyoming	1	98,848.87	0.01
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.33% in the 11236 ZIP Code.

Documentation Levels of the Mortgage Loans

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	6,910	$1,200,395,037.56	62.99%
Stated Documentation	3,009	673,804,157.43	35.36
Easy Documentation	128	31,473,687.95	1.65
Total	10,047	$1,905,672,882.94	100.00%

Current Mortgage Rates of the Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.990-5.000	36	$11,874,442.10	0.62%
5.001-6.000	1,124	325,612,504.11	17.09
6.001-7.000	2,853	718,989,746.05	37.73
7.001-8.000	2,458	503,135,483.36	26.40
8.001-9.000	1,479	207,512,569.30	10.89
9.001-10.000	594	64,097,339.11	3.36
10.001-11.000	756	48,031,604.27	2.52
11.001-12.000	488	21,158,081.03	1.11
12.001-13.000	248	5,113,782.86	0.27
13.001-14.000	10	134,926.38	0.01
14.001-14.250	1	12,404.37	0.00
Total	10,047	$1,905,672,882.94	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately 7.178% per annum.

Gross Margins of the Adjustable-Rate Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.940-6.000	40	$12,800,892.67	0.78%
6.001-6.990	7,264	1,631,860,097.55	99.22
Total	7,304	$1,644,660,990.22	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.927% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
07/01/06	3	$751,328.37	0.05%
08/01/06	4	504,365.62	0.03
09/01/06	34	5,924,191.24	0.36
10/01/06	50	9,285,258.08	0.56
11/01/06	582	108,083,335.23	6.57
12/01/06	405	97,152,902.92	5.91
01/01/07	3,870	873,068,574.42	53.09
01/06/07	1	210,194.11	0.01
02/01/07	266	68,618,142.41	4.17
02/06/07	1	359,327.45	0.02
03/01/07	1,725	386,803,270.91	23.52
04/01/07	47	12,986,268.81	0.79
09/01/07	1	354,467.66	0.02
10/01/07	2	717,128.07	0.04
11/01/07	17	2,713,685.61	0.16
12/01/07	9	2,048,508.08	0.12
01/01/08	143	37,845,943.75	2.30
02/01/08	15	4,385,817.68	0.27
03/01/08	54	14,978,687.12	0.91
04/01/08	1	474,625.75	0.03
10/01/09	2	442,774.32	0.03
11/01/09	8	1,079,948.81	0.07
12/01/09	3	1,295,433.46	0.08
01/01/10	45	10,933,945.36	0.66
02/01/10	3	397,922.05	0.02
03/01/10	13	3,244,942.93	0.20
Total	7,304	$1,644,660,990.22	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.990-12.000	36	$11,874,442.10	0.72%
12.001-13.000	1,027	300,039,562.01	18.24
13.001-14.000	2,480	625,616,309.13	38.04
14.001-15.000	2,223	460,157,252.78	27.98
15.001-16.000	1,057	173,529,039.94	10.55
16.001-17.000	288	44,594,601.55	2.71
17.001-18.000	137	21,138,737.09	1.29
18.001-19.000	52	7,225,327.26	0.44
19.001-19.250	4	485,718.36	0.03
Total	7,304	$1,644,660,990.22	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 14.052% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.990-5.000	35	$11,356,942.10	0.69%
5.001-6.000	1,021	298,101,523.92	18.13
6.001-7.000	2,488	628,213,247.22	38.20
7.001-8.000	2,223	460,126,852.78	27.98
8.001-9.000	1,056	173,418,039.94	10.54
9.001-10.000	289	44,671,532.40	2.72
10.001-11.000	136	21,061,806.24	1.28
11.001-12.000	52	7,225,327.26	0.44
12.001-12.250	4	485,718.36	0.03
Total	7,304	$1,644,660,990.22	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.054% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
3.000	7,304	$1,644,660,990.22	100.00%
Total	7,304	$1,644,660,990.22	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.500	7,304	$1,644,660,990.22	100.00%
Total	7,304	$1,644,660,990.22	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group I Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

Approximately 37.66% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 80.76%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See “Risk Factors—High Loan-to-Value Ratios Increase Risk of Loss.”

Substantially all of the Group I Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to August 2004 or after May 2005, or has a remaining term to maturity of less than 56 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is April 2035.

The average Principal Balance of the Group I Mortgage Loans at origination was approximately $163,025. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $162,739. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $606,549 or less than approximately $4,144.

As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.990% per annum and not more than 12.990% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.276% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 5.940% per annum to 6.990% per annum, Minimum Mortgage Rates ranging from 4.990% per annum to 12.250% per annum and Maximum Mortgage Rates ranging from 11.990% per annum to 19.250% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 6.937% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.163% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 14.161% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in March 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group I Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4,144-25,000	604	$7,715,900.61	0.64%
25,001-50,000	682	24,631,433.53	2.04
50,001-75,000	448	27,656,449.88	2.29
75,001-100,000	431	38,368,804.41	3.17
100,001-125,000	736	83,148,727.37	6.88
125,001-150,000	685	93,974,053.90	7.77
150,001-175,000	681	110,620,508.37	9.15
175,001-200,000	685	128,853,645.67	10.66
200,001-225,000	503	107,382,269.67	8.88
225,001-250,000	443	105,189,941.38	8.70
250,001-275,000	336	87,821,890.04	7.26
275,001-300,000	346	99,680,801.64	8.24
300,001-350,000	597	193,340,668.79	15.99
350,001-400,000	161	59,338,152.28	4.91
400,001-450,000	63	26,880,334.50	2.22
450,001-500,000	21	9,902,885.29	0.82
500,001-600,000	8	4,198,152.37	0.35
600,001-606,549	1	606,549.30	0.05
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $162,739.

Credit Scores for the Group I Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Not Available	1	$235,830.91	0.02%
476-500	8	1,597,690.43	0.13
501-525	510	95,968,711.36	7.94
526-550	521	97,363,462.80	8.05
551-575	846	136,929,257.44	11.32
576-600	1,105	145,159,244.37	12.00
601-625	1,110	166,337,148.46	13.75
626-650	1,286	211,725,495.13	17.51
651-675	917	156,145,006.63	12.91
676-700	548	93,846,829.11	7.76
701-725	291	48,691,708.27	4.03
726-750	178	34,297,945.01	2.84
751-775	79	15,302,954.80	1.27
776-800	20	4,082,967.49	0.34
801-812	11	1,626,916.79	0.13
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)	The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 617.

Original Terms to Maturity of the Group I Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
60	34	$299,779.18	0.02%
120	328	3,493,914.31	0.29
180	159	6,574,835.11	0.54
240	218	8,097,897.10	0.67
300	2	337,170.46	0.03
360	6,690	1,190,507,572.84	98.45
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)	The weighted average original term to maturity of the Group I Mortgage Loans was approximately 357 months.

Remaining Terms to Maturity of the Group I Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
56-60	34	$299,779.18	0.02%
109-120	328	3,493,914.31	0.29
169-180	159	6,574,835.11	0.54
229-240	218	8,097,897.10	0.67
289-300	2	337,170.46	0.03
349-354	38	6,448,706.77	0.53
355-355	57	10,642,838.85	0.88
356-356	562	99,916,699.91	8.26
357-357	618	116,960,686.07	9.67
358-358	5,372	948,687,372.65	78.45
359-359	43	7,851,268.59	0.65
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 355 months.

Property Types of the Group I Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	6,023	$934,709,539.62	77.29%
Two-Four Family	868	197,266,678.63	16.31
Condominium	540	77,334,950.75	6.39
Total	7,431	$1,209,311,169.00	100.00%

___________________

Occupancy Status of the Group I Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	6,741	$1,100,065,717.04	90.97%
Non-owner	636	99,714,113.85	8.25
Second Home	54	9,531,338.11	0.79
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group I Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	3,276	$627,428,501.55	51.88%
Purchase	3,989	550,388,760.21	45.51
Home Improvement	95	18,769,509.40	1.55
Rate/Term Refinance	71	12,724,397.84	1.05
Total	7,431	$1,209,311,169.00	100.00%

Combined Original Loan-to-Value Ratios of the Group I Mortgage Loans(1)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than 50.00	162	$24,889,651.91	2.06%
50.01-55.00	97	16,996,885.88	1.41
55.01-60.00	117	22,021,001.42	1.82
60.01-65.00	231	46,046,136.96	3.81
65.01-70.00	324	66,327,782.34	5.48
70.01-75.00	386	78,094,321.95	6.46
75.01-80.00	2,445	499,459,024.11	41.30
80.01-85.00	476	94,004,743.90	7.77
85.01-90.00	1,378	257,797,183.90	21.32
90.01-95.00	490	29,217,379.77	2.42
95.01-100.00	1,325	74,457,056.86	6.16
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)	The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 80.76.

Geographic Distribution of the Mortgaged Properties related to the Group I Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Alaska	1	$119,875.08	0.01%
Arizona	144	17,058,580.22	1.41
Arkansas	7	554,587.49	0.05
California	1,380	284,732,105.95	23.54
Colorado	187	23,477,406.24	1.94
Connecticut	169	24,968,277.05	2.06
Delaware	20	2,279,139.59	0.19
District of Columbia	5	1,175,688.67	0.10
Florida	835	110,817,213.48	9.16
Georgia	441	47,842,622.03	3.96
Hawaii	87	19,998,029.13	1.65
Idaho	45	3,388,262.08	0.28
Illinois	567	80,920,318.76	6.69
Indiana	42	3,516,202.16	0.29
Iowa	1	75,000.00	0.01
Kansas	26	2,356,811.22	0.19
Kentucky	13	1,322,490.26	0.11
Maine	9	1,009,799.88	0.08
Maryland	375	61,682,161.33	5.10
Massachusetts	288	59,507,929.41	4.92
Michigan	118	13,396,506.85	1.11
Minnesota	148	21,751,749.27	1.80
Missouri	58	5,312,109.36	0.44
Nebraska	3	365,753.96	0.03
Nevada	131	22,217,326.72	1.84
New Hampshire	36	6,057,493.79	0.50
New Jersey	515	103,353,480.24	8.55
New Mexico	23	3,041,042.03	0.25
New York	600	145,689,874.23	12.05
North Carolina	146	13,666,889.05	1.13
Ohio	82	7,777,776.50	0.64
Oklahoma	3	251,302.41	0.02
Oregon	47	6,720,327.86	0.56
Pennsylvania	81	10,680,803.00	0.88
Rhode Island	42	7,500,190.24	0.62
South Carolina	34	2,652,442.46	0.22
Tennessee	37	2,786,501.87	0.23
Texas	164	14,195,480.48	1.17
Utah	51	6,206,666.89	0.51
Vermont	5	827,658.90	0.07
Virginia	242	39,189,268.91	3.24
Washington	141	19,973,381.59	1.65
West Virginia	9	987,261.43	0.08

Wisconsin	72	7,808,532.06	0.65
Wyoming	1	98,848.87	0.01
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.44 % in the 11236 ZIP Code.

Documentation Levels of the Group I Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	5,121	$753,110,022.91	62.28%
Stated Documentation	2,218	438,232,211.25	36.24
Easy Documentation	92	17,968,934.84	1.49
Total	7,431	$1,209,311,169.00	100.00%

Current Mortgage Rates of the Group I Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.990-5.000	25	$6,677,709.45	0.55%
5.001-6.000	757	175,585,597.52	14.52
6.001-7.000	2,036	435,671,253.03	36.03
7.001-8.000	1,904	354,107,470.19	29.28
8.001-9.000	1,037	141,212,864.86	11.68
9.001-10.000	393	41,402,884.21	3.42
10.001-11.000	629	35,312,560.76	2.92
11.001-12.000	424	15,251,628.95	1.26
12.001-12.990	226	4,089,200.03	0.34
Total	7,431	$1,209,311,169.00	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.276% per annum.

Gross Margins of the Adjustable-Rate Group I Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.940-6.000	29	$7,568,860.02	0.74%
6.001-6.990	5,138	1,014,648,992.34	99.26
Total	5,167	$1,022,217,852.36	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.937% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
07/01/06	2	$497,532.47	0.05%
08/01/06	4	504,365.62	0.05
09/01/06	28	4,676,833.26	0.46
10/01/06	43	8,146,571.49	0.80
11/01/06	448	81,893,598.57	8.01
12/01/06	293	61,741,923.16	6.04
01/01/07	2,680	532,603,988.67	52.10
01/06/07	1	210,194.11	0.02
02/01/07	185	37,943,943.88	3.71
03/01/07	1,233	241,122,082.81	23.59
04/01/07	25	5,361,311.86	0.52
09/01/07	1	354,467.66	0.03
10/01/07	1	268,852.76	0.03
11/01/07	14	2,445,013.69	0.24
12/01/07	6	877,794.94	0.09
01/01/08	95	20,795,542.78	2.03
02/01/08	11	2,512,684.58	0.25
03/01/08	38	8,182,411.44	0.80
10/01/09	2	442,774.32	0.04
11/01/09	7	1,000,213.95	0.10
12/01/09	2	914,635.69	0.09
01/01/10	33	6,517,587.96	0.64
02/01/10	3	397,922.05	0.04
03/01/10	12	2,805,604.64	0.27
Total	5,167	$1,022,217,852.36	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.990-12.000	25	$6,677,709.45	0.65%
12.001-13.000	674	156,706,853.18	15.33
13.001-14.000	1,721	366,896,619.30	35.89
14.001-15.000	1,693	317,985,625.96	31.11
15.001-16.000	723	120,060,994.51	11.75
16.001-17.000	195	32,475,039.67	3.18
17.001-18.000	101	16,115,161.57	1.58
18.001-19.000	33	4,917,214.95	0.48
19.001-19.250	2	382,633.77	0.04
Total	5,167	$1,022,217,852.36	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.161% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group I Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.990-5.000	25	$6,677,709.45	0.65%
5.001-6.000	669	155,280,015.09	15.19
6.001-7.000	1,725	368,105,857.39	36.01
7.001-8.000	1,694	318,203,225.96	31.13
8.001-9.000	723	120,060,994.51	11.75
9.001-10.000	196	32,551,970.52	3.18
10.001-11.000	100	16,038,230.72	1.57
11.001-12.000	33	4,917,214.95	0.48
12.001-12.250	2	382,633.77	0.04
Total	5,167	$1,022,217,852.36	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.163% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
3.000	5,167	$1,022,217,852.36	100.00%
Total	5,167	$1,022,217,852.36	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group I Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.500	5,167	$1,022,217,852.36	100.00%
Total	5,167	$1,022,217,852.36	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.

Group II Mortgage Loan Statistics

The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

38.61% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 82.24%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator’s determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

Substantially all of the Group II Mortgage Loans have a Due Date on the first day of the month.

The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 357 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to August 2004 or after May 2005, or has a remaining term to maturity of less than 58 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is April 2035.

The average Principal Balance of the Group II Mortgage Loans at origination was approximately $266,493. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $266,193. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,000,000 or less than approximately $5,207.

As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.990% per annum and not more than 14.250% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.008% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 5.940% per annum to 6.990% per annum, Minimum Mortgage Rates ranging from 4.990% per annum to 12.200% per annum and Maximum Mortgage Rates ranging from 11.990% per annum to 19.200% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 6.912% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.874% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.872% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in March 2010 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 23 months.

The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

Cut-off Date Principal Balances of the Group II Mortgage Loans(1)

Principal Balance ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5,207-25,000	31	$510,284.13	0.07%
25,001-50,000	27	1,199,085.34	0.17
50,001-75,000	227	14,489,954.25	2.08
75,001-100,000	320	27,656,717.95	3.97
100,001-125,000	299	33,289,637.57	4.78
125,001-150,000	188	25,809,537.64	3.71
150,001-175,000	128	20,606,552.68	2.96
175,001-200,000	91	17,120,741.13	2.46
200,001-225,000	84	18,015,490.52	2.59
225,001-250,000	67	15,941,903.95	2.29
250,001-275,000	46	12,028,491.73	1.73
275,001-300,000	25	7,181,005.85	1.03
300,001-350,000	71	23,014,175.70	3.30
350,001-400,000	312	117,725,803.15	16.91
400,001-450,000	236	100,197,284.23	14.39
450,001-500,000	177	84,430,270.10	12.12
500,001-600,000	159	87,626,828.80	12.58
600,001-700,000	74	47,418,930.43	6.81
700,001-800,000	39	28,967,190.76	4.16
800,001-900,000	12	10,165,725.98	1.46
900,001-1,000,000	3	2,966,102.05	0.43
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $266,193.

Credit Scores for the Group II Mortgage Loans(1)

Credit Score	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
500-500	4	$964,637.28	0.14%
501-525	154	32,480,032.79	4.66
526-550	168	39,113,436.58	5.62
551-575	221	51,752,878.76	7.43
576-600	522	119,016,354.11	17.09
601-625	517	135,532,913.29	19.46
626-650	362	110,348,703.43	15.85
651-675	300	97,321,483.67	13.98
676-700	159	46,679,227.24	6.70
701-725	95	27,810,974.92	3.99
726-750	64	19,860,971.15	2.85
751-775	38	11,661,597.50	1.67
776-800	9	2,708,587.94	0.39
801-813	3	1,109,915.28	0.16
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 623.

Original Terms to Maturity of the Group II Mortgage Loans(1)

Original Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
60	1	$9,345.48	0.00%
120	18	320,056.97	0.05
180	21	890,549.59	0.13
240	12	1,034,607.18	0.15
360	2,564	694,107,154.72	99.68
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.

Remaining Terms to Maturity of the Group II Mortgage Loans(1)

Remaining Term (months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
58-60	1	$9,345.48	0.00%
109-120	18	320,056.97	0.05
169-180	21	890,549.59	0.13
229-240	12	1,034,607.18	0.15
349-354	8	1,600,941.94	0.23
355-355	10	2,626,801.65	0.38
356-356	157	30,826,507.62	4.43
357-357	231	74,117,294.67	10.64
358-358	2,133	576,241,580.76	82.75
359-359	25	8,694,028.08	1.25
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 357 months.

Property Types of the Group II Mortgage Loans

Property Type	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Single Family	2,324	$616,955,678.66	88.60%
Two-Four Family	147	44,343,473.89	6.37
Condominium	145	35,062,561.39	5.04
Total	2,616	$696,361,713.94	100.00%

___________________

Occupancy Status of the Group II Mortgage Loans(1)

Occupancy Status	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Primary	2,373	$653,128,879.85	93.79%
Non-owner	214	34,352,454.26	4.93
Second Home	29	8,880,379.83	1.28
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	Occupancy as represented by the mortgagor at the time of origination.

Purpose of the Group II Mortgage Loans

Purpose	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Cash Out Refinance	1,169	$345,265,876.36	49.58%
Purchase	1,378	327,968,880.23	47.10
Home Improvement	47	16,509,079.58	2.37
Rate/Term Refinance	22	6,617,877.77	0.95
Total	2,616	$696,361,713.94	100.00%

Combined Original Loan-to-Value Ratios of the Group II Mortgage Loans(1)(2)

Combined Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Less than 50.00	28	$5,447,137.66	0.78%
50.01-55.00	20	3,953,015.33	0.57
55.01-60.00	26	6,168,546.05	0.89
60.01-65.00	58	15,097,348.90	2.17
65.01-70.00	97	26,070,133.79	3.74
70.01-75.00	132	37,561,045.96	5.39
75.01-80.00	1,103	333,171,897.55	47.84
80.01-85.00	196	59,493,534.45	8.54
85.01-90.00	534	144,778,219.38	20.79
90.01-95.00	96	19,917,545.45	2.86
95.01-100.00	326	44,703,289.42	6.42
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 82.24%.

Geographic Distribution of the Mortgaged Properties related to the Group II Mortgage Loans(1)

Location	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Arizona	57	$11,994,067.83	1.72%
Arkansas	2	674,815.65	0.10
California	855	301,784,584.33	43.34
Colorado	53	11,683,310.86	1.68
Connecticut	38	10,041,603.94	1.44
Delaware	14	2,293,578.44	0.33
District of Columbia	5	1,753,787.67	0.25
Florida	344	67,473,230.63	9.69
Georgia	77	13,511,225.21	1.94
Hawaii	14	4,037,034.32	0.58
Idaho	5	464,038.93	0.07
Illinois	69	19,284,335.55	2.77
Indiana	27	3,452,915.93	0.50
Iowa	5	490,125.34	0.07
Kentucky	4	499,925.37	0.07
Maine	6	652,388.87	0.09
Maryland	117	31,044,457.05	4.46
Massachusetts	54	16,455,303.31	2.36
Michigan	96	10,313,889.73	1.48
Minnesota	39	7,736,254.48	1.11
Missouri	28	2,518,868.62	0.36
Montana	1	104,079.99	0.01
Nebraska	1	111,000.00	0.02
Nevada	44	12,855,256.31	1.85
New Hampshire	6	821,800.25	0.12
New Jersey	85	29,653,020.46	4.26
New Mexico	3	750,226.12	0.11
New York	181	65,838,681.41	9.45
North Carolina	32	5,116,126.78	0.73
Ohio	42	3,798,820.65	0.55
Oklahoma	6	813,929.76	0.12
Oregon	12	1,677,738.98	0.24
Pennsylvania	41	4,984,093.37	0.72
Rhode Island	5	689,951.73	0.10
South Carolina	11	1,065,418.26	0.15
Tennessee	29	3,383,583.81	0.49
Texas	56	8,792,409.97	1.26
Utah	15	2,387,435.19	0.34
Virginia	82	24,487,075.66	3.52
Washington	42	9,628,754.26	1.38
Wisconsin	13	1,242,568.92	0.18
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.57% in the 92592 ZIP Code.

Documentation Levels of the Group II Mortgage Loans(1)

Documentation Level	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
Full Documentation	1,789	$447,285,014.65	64.23%
Stated Documentation	791	235,571,946.18	33.83
Easy Documentation	36	13,504,753.11	1.94
Total	2,616	$696,361,713.94	100.00%

Current Mortgage Rates of the Group II Mortgage Loans(1)

Current Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.990-5.000	11	$5,196,732.65	0.75%
5.001-6.000	367	150,026,906.59	21.54
6.001-7.000	817	283,318,493.02	40.69
7.001-8.000	554	149,028,013.17	21.40
8.001-9.000	442	66,299,704.44	9.52
9.001-10.000	201	22,694,454.90	3.26
10.001-11.000	127	12,719,043.51	1.83
11.001-12.000	64	5,906,452.08	0.85
12.001-13.000	22	1,024,582.83	0.15
13.001-14.000	10	134,926.38	0.02
14.001-14.250	1	12,404.37	0.00
Total	2,616	$696,361,713.94	100.00%

___________________

(1)	The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.008% per annum.

Gross Margins of the Adjustable-Rate Group II Mortgage Loans(1)

Gross Margin (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
5.940-6.000	11	$5,232,032.65	0.84%
6.001-6.990	2,126	617,211,105.21	99.16
Total	2,137	$622,443,137.86	100.00%

___________________

(1)	The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.912% per annum.

Next Rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans(1)

Next Rate Adjustment Date	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
07/01/06	1	$253,795.90	0.04%
09/01/06	6	1,247,357.98	0.20
10/01/06	7	1,138,686.59	0.18
11/01/06	134	26,189,736.66	4.21
12/01/06	112	35,410,979.76	5.69
01/01/07	1,190	340,464,585.75	54.70
02/01/07	81	30,674,198.53	4.93
02/06/07	1	359,327.45	0.06
03/01/07	492	145,681,188.10	23.40
04/01/07	22	7,624,956.95	1.23
10/01/07	1	448,275.31	0.07
11/01/07	3	268,671.92	0.04
12/01/07	3	1,170,713.14	0.19
01/01/08	48	17,050,400.97	2.74
02/01/08	4	1,873,133.10	0.30
03/01/08	16	6,796,275.68	1.09
04/01/08	1	474,625.75	0.08
11/01/09	1	79,734.86	0.01
12/01/09	1	380,797.77	0.06
01/01/10	12	4,416,357.40	0.71
03/01/10	1	439,338.29	0.07
Total	2,137	$622,443,137.86	100.00%

___________________

(1)	The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 23 months.

Maximum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
11.990-12.000	11	$5,196,732.65	0.83%
12.001-13.000	353	143,332,708.83	23.03
13.001-14.000	759	258,719,689.83	41.57
14.001-15.000	530	142,171,626.82	22.84
15.001-16.000	334	53,468,045.43	8.59
16.001-17.000	93	12,119,561.88	1.95
17.001-18.000	36	5,023,575.52	0.81
18.001-19.000	19	2,308,112.31	0.37
19.001-19.200	2	103,084.59	0.02
Total	2,137	$622,443,137.86	100.00%

___________________

(1)	The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.872% per annum.

Minimum Mortgage Rates of the Adjustable-Rate Group II Mortgage Loans(1)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
4.990-5.000	10	$4,679,232.65	0.75%
5.001-6.000	352	142,821,508.83	22.95
6.001-7.000	763	260,107,389.83	41.79
7.001-8.000	529	141,923,626.82	22.80
8.001-9.000	333	53,357,045.43	8.57
9.001-10.000	93	12,119,561.88	1.95
10.001-11.000	36	5,023,575.52	0.81
11.001-12.000	19	2,308,112.31	0.37
12.001-12.200	2	103,084.59	0.02
Total	2,137	$622,443,137.86	100.00%

___________________

(1)	The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.874% per annum.

Initial Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
3.000	2,137	$622,443,137.86	100.00%
Total	2,137	$622,443,137.86	100.00%

___________________

(1)	Relates solely to initial rate adjustments.

Subsequent Periodic Rate Caps of the Adjustable-Rate Group II Mortgage Loans(1)

Periodic Rate Cap (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Cut-off Date
1.500	2,137	$622,443,137.86	100.00%
Total	2,137	$622,443,137.86	100.00%

___________________

(1)	Relates to all rate adjustments subsequent to initial rate adjustments.